Exhibit 10.1

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

GILEAD SCIENCES LIMITED – PHARMACHEM TECHNOLOGIES (GRAND BAHAMA), LTD.

ADDENDUM TO TENOFOVIR DISOPROXIL FUMARATE MANUFACTURING SUPPLY AGREEMENT

The Parties hereby acknowledge and agree to the following:

This Addendum agreement (the “Addendum”) is entered into as of May 10, 2007 by and between PharmaChem Technologies (Grand Bahama) Ltd., a Commonwealth of the Bahamas company (“PharmaChem”) having its principal place of business at West Sunrise Highway, Freeport, Grand Bahama, Commonwealth of the Bahamas, and Gilead Sciences Limited, an Irish limited company (“GSL”) whose registered address is Unit 12, Stillorgan Industrial Park, Blackrock, Co. Dublin, Ireland. PharmaChem and GSL may be referred to individually as a “Party” and collectively as the “Parties” in this Addendum.

WHEREAS by a Manufacturing Supply Agreement dated July 17, 2003 made between PharmaChem and Gilead World Markets Ltd. (“GWM”), as novated by a Novation Agreement dated June 14, 2004 and further amended on July 15, 2005 and on July 31, 2005, made between GWM, GSL and PharmaChem (the “Agreement”), PharmaChem agreed to manufacture and supply bulk tenofovir disoproxil fumarate (the “Product”) to GSL on the terms and conditions therein set out and until December 31, 2008;

WHEREAS the Parties hereto desire to extend the term of the Agreement until December 31, 2010 at the same terms and conditions thereof except for what provided herein;

WHEREAS GSL intends to sell to PharmaChem certain key raw materials required for manufacturing of TDF (the “Key Raw Materials”) at a purchase price per kilogram equivalent to [ * ]. Schedule 1 contains the current and projected prices of the Key Raw Materials;

NOW THEREFORE, in consideration of the covenants herein and intending to be legally bound hereby, the “Whereas” clauses being an integral and material part of this Addendum, the Parties hereby agree as follows:

1.	Article 2 of the Agreement is cancelled and replaced by the following:

“The Term of this Agreement shall begin as of the effective Date, and shall remain in effect until December 31, 2010 (the “Initial Term”), and thereafter for subsequent automatic two-year renewal terms (each a “Renewal Term”), unless terminated by either Party effective at the end of the Initial Term or any Renewal Term by at least twelve (12) months prior written notice or unless earlier terminated according to Section 12 “Termination” of this Agreement”.

2.	The Price of Product delivered in accordance with the Agreement (Exhibit B) will be:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

During calendar year 2007:

$[ * ] per kilogram for [ * ]

$[ * ] per kilogram for [ * ];

The Minimum GSL Purchase shall be of [ * ].

During calendar year 2008:

$ [ * ] per kilogram for [ * ];

$ [ * ] per kilogram for [ * ];

$ [ * ] per kilogram for [ * ];

$ [ * ] per kilogram for [ * ];

$ [ * ] per kilogram for [ * ].

The Minimum GSL Purchase shall be of [ * ].

During calendar year 2009:

$ [ * ] per kilogram for [ * ];

$ [ * ] per kilogram for [ * ];

$ [ * ] per kilogram for [ * ];

$ [ * ] per kilogram for [ * ];

$ [ * ] per kilogram for [ * ];

The Minimum GSL Purchase shall be of [ * ].

During calendar year 2010:

$ [ * ] per kilogram for [ * ];

$ [ * ] per kilogram [ * ];

$ [ * ] per kilogram for [ * ];

$ [ * ] per kilogram for [ * ];

$ [ * ] per kilogram for [ * ].

The Minimum GSL Purchase shall be of [ * ].

3.	It is expected that PharmaChem’s annual installed capacity after the successful scale-up of the TDF process to a batch size of [ * ] per batch shall be approximately [ * ] during calendar year 2007 and [ * ] for each calendar years 2008, 2009 and 2010.

4.

PharmaChem agrees to purchase the Key Raw Materials from GSL in the amounts from time to time needed by PharmaChem according to its production schedule. GSL will notify PharmaChem from time to time about its availability

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of Key Raw Materials in order to allow PharmaChem to place the relevant purchase orders. The sale of Key Raw Materials shall be governed by the terms and conditions set forth in each relevant purchase order.

5.	This Addendum may only be amended by a written instrument signed by each of the parties hereto.

6.	This Addendum shall be deemed severable; the invalidity or unenforceability of any term or provision of this Addendum shall not affect the validity or enforceability of this Addendum or of any other term thereof, which shall remain in full force and effect.

7.	The Agreement amended hereby shall continue in full force and effect except as expressly amended hereby.

In WITNESS WHEREOF, the parties hereto hereby execute this Addendum as of the date first indicated above.

PharmaChem Technologies (Grand Bahama), Ltd.

By:	/s/ Pietro Stefanutti
Name:	Pietro Stefanutti
Date:	May 25, 2007
Title:	President

Gilead Sciences Limited

By:	/s/ John F. Milligan
Name:	John F. Milligan
Date:	May 10, 2007
Title:	COO and CFO

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 1

Current and Projected purchase prices for Key Raw Materials in USD per kilogram

Key Raw Materials	2007	2008	2009	2010
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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